3rd Quarter 2024 Earnings Update

Company Presentation | November 2024 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2023; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility due to the recent failures of Silicon Valley Bank, New York Signature Bank and First Republic Bank; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | November 2024 3 Experienced Management Team  28 years of hospitality experience  8 years with the Company  15 years with Morgan Stanley  Cornell School of Hotel Administration BS  University of Pennsylvania MBA  23 years of hospitality experience  20 years with the Company  3 years with ClubCorp  CFA charter holder  Southern Methodist University BBA  14 years of hospitality experience  9 years with the Company  Prior experience with the Central Intelligence Agency and Northrop Grumman  University of Texas BA  University of Maryland MBA RICHARD J. STOCKTON Chief Executive Officer & President DERIC S. EUBANKS, CFA Chief Financial Officer CHRISTOPHER C. NIXON Executive Vice President & Head of Asset Management

Company Presentation | November 2024 4 $78 $179 2013 TTM Q3'24 +129% 8 15 2013 2024 +7 $962 $2,178 12/31/2013 9/30/2024 +126% Total Assets (2)(3) Hotel EBITDA (2)(3)(4) (1) As of 10/30/24 (2) As of 9/30/24 (3) In millions (4) 2024 TTM Hotel Rev and TTM Hotel EBITDA figures are comparable (5) Hilton Torrey Pines sold in Q3 Number of Hotels(2)(5) % of Total Hotel Rev (2)(3)(4) Company Fact Sheet Since inception in 2013, we have significantly increased Gross Asset Value and EBITDA for our iconic and irreplaceable portfolio NYSE: BHR $228.3MM EQUITY MARKET CAP(1) $1.8B ENTERPRISE VALUE(1) HIGHEST RevPAR LODGING REIT 1. Ritz-Carlton Sarasota 13% 2. Ritz-Carlton Dorado Beach 12% 3. Ritz-Carlton St. Thomas 11% 4. Four Seasons Scottsdale 10% 5. Capital Hilton 9% Top-5 Properties (Q3 2024 TTM Total Revenue)(2) 2013 9/30/2024 $233 $698 2013 TTM Q3'24 +199%

Company Presentation | November 2024 5 Positioned for Consistent Performance Stable Industry Performance Continuing Balanced Portfolio Composition Recent Results & Developments Refinancing to Lower Interest Cost The Notary Hotel

Stable Industry Performance Continuing Ritz-Carlton Reserve Dorado Beach

Company Presentation | November 2024 7 Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting Q3 2024 U.S. KPIs, Indexed to 2019 87 95 96 95 95 0 20 40 60 80 100 120 140 2021 2022 2023 2024F 2025F Occupancy Index 83 108 113 115 118 0 20 40 60 80 100 120 140 2021 2022 2023 2024F 2025F RevPAR Index 95 114 119 121 124 0 20 40 60 80 100 120 140 2021 2022 2023 2024F 2025F ADR Index

Company Presentation | November 2024 8 $0 $20 $40 $60 $80 $100 Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Real RevPAR Stabilizing Real RevPAR Nominal RevPAR 0% 10% 20% 30% 40% 50% 60% 70% Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Occupancy Stabilizing $0 $40 $80 $120 $160 $200 Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Real ADR Stabilizing Real ADR Nominal ADR Industry Real RevPAR Stabilizing at a New Level Source: STR $131 63% $129 66% $87 $81 The Clancy Marriott Seattle Waterfront

Company Presentation | November 2024 9 Luxury RevPAR Growth Forecasted Source: Lodging Analytics Research & Consulting Q3 2024 0.8% -0.3% 0.4% 0.4% 1.8% 2.2% -0.4% 1.5% 1.1% -0.9% 1.1% 0.3% -1.3% 1.0% -0.3% -2.3% -0.1% -2.4% -3.0% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2024 Forecasted Growth YoY

Balanced Portfolio Composition Exposure to Both Resorts and Urban Properties Ritz-Carlton St. Thomas

Company Presentation | November 2024 11 High Quality Assets with High Barriers to Entry (1) By Number of Hotels as of 9/30/24 (2) In thousands Properties Resort Hotel Q3 2024 TTM EBITDA(2) Urban Key (1) Resort: 60% Urban: 40% Cameo Beverly Hills-$1,286 $6,907 $7,091 $11,612 $13,574 $17,921 Sofitel Chicago Magnificent Mile The Clancy The Notary Hotel Marriott Seattle Waterfront Capital Hilton $2,508 $3,922 $4,464 $12,361 $13,388 $18,911 $21,278 $22,917 $23,196 Ritz-Carlton Lake Tahoe Hotel Yountville Bardessono Park Hyatt Beaver Creek Pier House Ritz-Carlton Reserve Dorado Beach Ritz-Carlton St. Thomas Ritz-Carlton Sarasota Four Seasons Scottsdale

Company Presentation | November 2024 12 Improving Occupancies Offset by ADR Softness ADR(1) Softening – Q3 2019 to Q3 2024 Occupancy(1) Stabilizing – Q3 2019 to Q3 2024 (1) Same-store data for the current 15 hotel assets held by BHR following the sale of Torrey Pines Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Cameo Beverly Hills - 100 200 300 400 500 600 700 800 Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Pandemic 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 -14.2% -17.1% -11.9% Key: Resort Urban Average +40.2% +25.3% +12.1%

Company Presentation | November 2024 13 RevPAR(1) Stabilizing – Q3 2019 to Q3 2024 Key: Resort Urban Average Key Observations Urban properties flat to 2019 levels Resort RevPARs Impacted by Normalizing ADRs Average RevPAR well above 2019 levels (1) Same-store data for the current 15 hotel assets held by BHR following the sale of Torrey Pines - 50 100 150 200 250 300 350 400 450 500 Q3'19 Q3'20 Q3'21 Q3'22 Q3'23 Q3'24 Portfolio RevPAR at Higher Stabilized Level Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Pier House, Park Hyatt Beaver Creek, and Four Seasons Scottsdale Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Cameo Beverly Hills +16.2% +7.5% -1.3%

Company Presentation | November 2024 14 Ritz-Carlton Drives Q3 TTM Hotel EBITDA(1)(2) Luxury Hotels Drive Q3 TTM Hotel EBITDA(1)(2) (1) Comparable TTM as of 9/30/2024, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands (2) Hilton Torrey Pines sold in Q3 High Transient Demand Drives Q3 TTM Revenue(1)(2) Resorts Drive Q3 TTM EBITDA(1)(2) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Cameo Beverly Hills; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: Marriott Seattle Waterfront, The Notary, and The Clancy; Hilton: Cameo Beverly Hills and Capital Hilton; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Cameo Beverly Hills, Park Hyatt Beaver Creek, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, Marriott Seattle Waterfront, The Notary, and The Clancy Transient, 74.8% Group, 22.7% Contract, 2.5% Luxury $128,566 Upper Upscale $50,198 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000Ritz-Carlton $65,614 Marriott/ Autograph $32,277 Four Seasons $23,196 Independent $21,774 Hilton $16,635 Park Hyatt $12,361 Sofitel $6,907 $- $15,000 $30,000 $45,000 $60,000 $75,000 Urban, 31% Resort, 69%

Recent Results & Developments Urban Property Performance Offset by Resort Property Results The Notary Hotel

Company Presentation | November 2024 16 Q3 RevPAR Results Diverge By Property Type Four Seasons Scottsdale • ADR softness YoY at rate leading resorts continues • Urban properties continue both occupancy and ADR led recovery, especially Capital Hilton, The Notary, and Sofitel • Cameo continues to underperform due to higher labor expenses during its renovation and expected transition to LXR by the end of next year Quarter Highlights (1) In thousands (2) Please refer to slides 27-38 for a reconciliation to the most directly comparable non-GAAP financial metric

Company Presentation | November 2024 17 Comparable Hotel Operating Results(1) 2024 Q3 2023 Q3(2) % Variance 2023(2) ADR $383 $398 (3.8%) Occupancy 68.2% 66.7% 2.3% RevPAR $261 $266 (1.6%) Total Hotel Revenue(3) $147,206 $147,009 0.1% Hotel EBITDA(3) $24,653 $29,884 (17.5%) Hotel EBITDA Margin 16.8% 20.3% (3.6%) (1) Includes all hotels (2) Prior year amounts not restated for sale of Torey Pines (3) In thousands (4) As reported in Earnings Releases: 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023; TTM Q3’24 as reported on 11/6/24 COMPARABLE HOTEL EBITDA(1)(2)(4)COMPARABLE REVPAR(1)(2)(4) Lower ADRs Contributed to Margin Compression $233 $101 $238 $312 $307 $315 $- $50 $100 $150 $200 $250 $300 $350 2019 2020 2021 2022 2023 TTM Q3'24 $143.0 $13.9 $142.5 $221.9 $206.4 $178.8 $- $50 $100 $150 $200 $250 2019 2020 2021 2022 2023 TTM Q3'24 (In m illi on s)

Company Presentation | November 2024 18 (1) As reported in Earnings Releases: 2019 as reported on 2/25/2021; 2020 as reported on 2/24/2022; 2021 and 2022 as reported on 2/22/2023; TTM Q3’24 as reported on 11/6/24 HOTEL ADR(1) HOTEL OCCUPANCY(1) Occupancy Holding Steady; ADR on the Rise Hotel Yountville 78.9% 30.3% 51.9% 64.7% 66.9% 66.8% 0% 20% 40% 60% 80% 100% 2019 2020 2021 2022 2023 TTM Q3'24 $296 $333 $458 $482 $458 $472 $- $100 $200 $300 $400 $500 2019 2020 2021 2022 2023 TTM Q3'24

Company Presentation | November 2024 19 AFFO/SHARE DOWN ON HIGHER EXPENSES & INTEREST RATES(1)SLIGHTLY LOWER ADJUSTED EBITDARE Quarter Highlights Full Year Highlights Total Revenue Flat, But Higher Expenses (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively. $121.5 $(4.5) $87.5 $172.4 $176.7 164.8 $(20) $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2019 2020 2021 2022 2023 TTM Q3'24 (In m illi on s) $0.47 $0.10 $0.20 $0.49 $0.44 $0.42 $0.44 $(0.85) $0.22 $0.43 $0.20 $0.10 $0.29 $(0.29) $0.17 $0.16 ($0.08) ($0.24) $0.27 $(0.24) $0.25 $0.16 $0.04 $(1.60) $(1.20) $(0.80) $(0.40) $- $0.40 $0.80 $1.20 $1.60 $2.00 2019 2020 2021 2022 2023 2024 (In m illi on s) Q1 Q2 Q3 Q4 • Adjusted funds from operations (AFFO) was $(0.24) per diluted share for the quarter. • Net loss attributable to common stockholders for the quarter was $(1.4) million or $(0.02) per diluted share. • Net debt to gross assets was 41.0% at the end of the third quarter. • Capex invested during the quarter was $15.6 million. • Total Revenue up 0.1%, Adjusted EBITDAre down 31.6% compared to the end of the third quarter in 2023.

Company Presentation | November 2024 20 Sale of Hilton Torrey Pines Completed (1) Represents the “all-in” cap rate, which includes near-term additional required capex of $40MM (2) Calculated using TTM 1Q24 figures (3) Represents the “sales-price” cap rate based on the headline price of $165MM • Sale Date: 7/17/24 • Price: $165MM • Distribution: $69MM • This includes amounts previously due to BHR and after the repayment of debt, transaction expenses, and a share to the joint venture partner • TTM EBITDA Multiple:(1)(2) 11.9x • All-In Cap Rate:(1)(2) 7.2% • Sales-Price Cap Rate:(1)(2) 8.9%

Company Presentation | November 2024 21 Major 2024 Planned Capital Expenditures Capital Hilton Ritz-Carlton Lake Tahoe Ritz-Carlton SarasotaRitz-Carlton St. Thomas Bardessono Hotel Cameo Beverly Hills $70M - $90M Range in Capital Expenditures Underway in 2024 • Public space renovation • Spa renovation (95% complete) • LXR conversion (PIP)• Guestroom renovation (Complete) & converting fitness center into a parlor (40% complete) • Guestroom renovation & key additions (Complete) • Restaurant renovation

Company Presentation | November 2024 22 BHR Adds New Director Abteen Vaziri Mary Candace Evans Kenneth H. Fearn, Jr. Rebeca Odino-Johnson Matthew D. Rinaldi Richard J. Stockton (CEO) BHR BOARD OF DIRECTORS Stefani D. Carter (Lead Director) Monty J. Bennett (Chairman) Jay H. Shah Industry Veteran Jay Shah • Prior to his current role as a Senior Advisor to Hersha Hotels & Resorts, Mr. Shah served as CEO and Executive Chairman of Hersha Hospitality Trust. • Before joining Hersha, Mr. Shah formed Shah & Byler, LLP, a Philadelphia- based law firm specializing in real estate and construction. Earlier, Mr. Shah was also a consultant at the former Coopers & Lybrand LLP, now PricewaterhouseCoopers. • Mr. Shah serves on Cornell University’s Dean’s Advisory Board for the School of Hotel Administration and is also a member of the American Hotel & Lodging Association’s (AHLA) Board of Directors, AHLA Hospitality Investment Roundtable, AHLA Owner’s Roundtable, and the Chief Executives Organization. • He serves on the Jefferson University and Hospital System’s CEO advisory board and is a member of the Board of Trustees of both the National Constitution Center and the Philadelphia Museum of Art.

Refinancing to Lower Interest Cost Strong CMBS Market Enabling Refinancing at Lower Interest Cost Bardessono Hotel and Spa

Company Presentation | November 2024 24 $293.2 $201.7 $70.5 $242.6 $407.0 0.0% 13.5% 9.3% 3.2% 11.1% 18.7% 0.0% 5.0% 10.0% 15.0% 20.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2024 2025 2026 2027 2028 2029 (in m ill io ns ) % of Gross Assets Closed Major Refinancing to Extend Maturities and Reduce Interest Cost Corporate Term Loan Amount $200MM Maturity July 2027 Interest Rate SOFR + 310 Collateral Bardessono, Hotel Yountville, & RC Sarasota Excess Proceeds: ~$25MM CMBS Refinancing(1) Amount $364.8MM Maturity 2 + 3 One Year Extensions Interest Rate SOFR + 301 Collateral Bardessono, Hotel Yountville, RC Sarasota, RC St. Thomas, & Pier House Mortgage Loan Mortgage Loan Amount $42.5MM $80MM Maturity August 2026 September 2026 Interest Rate SOFR + 435 SOFR + 360 Collateral RC St. Thomas Pier House Maturity Schedule(2) (1) The new loan totals $407 million and provides for a floating interest rate of SOFR + 3.24%. BHR acquired $42.2M of the BB-rated Tranche E of CMBS, which lowered the net spread on the $364.8 million remaining CMBS amount to SOFR + 3.01% (2) Percentages reflect each year’s maturing debt as a % of total gross assets.

Company Presentation | November 2024 25 Positioned for Consistent Performance Stable Industry Performance Continuing Balanced Portfolio Composition Recent Results & Developments Refinancing to Lower Interest Cost The Notary Hotel

Appendix Ritz-Carlton Lake Tahoe

Company Presentation | November 2024 27 Indebtedness

Company Presentation | November 2024 28 Indebtedness

Company Presentation | November 2024 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2024 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2024 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2024 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2024 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2024 34 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | November 2024 35 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2024 36 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2024 37 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2024 38 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2024 39 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA Note: As reported, used in Comparable Hotel EBITDA Slide 17

Company Presentation | November 2024 40 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | November 2024 41 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2024 42 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2024 43 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2024 44 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | November 2024 45 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2024 46 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2024 47 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | November 2024 48 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.